VBI VACCINES

HARNESSING THE IMMUNOGENICITY OF FOREIGN VIRAL CMV ANTIGENS TO TARGET SOLID TUMORS

NASDAQ: VBIV
TSX: VBV

IMMUNO-ONCOLOGY SUMMIT
AUGUST 30 2017

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Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement and are made only as of the date of this presentation. All forward-looking statements and information made herein are based on the company's current expectations, and the company undertakes no obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

Agenda

Convergence of Vaccinology & Immuno-oncology – Cancer Vaccines 3.0



Live Viral Vaccines
'Reductionist' Peptide Subunit vaccines
RecProtein +/- Adjuvants
VLPs
Viral Vector
mRNA & DNA
Cancer Testes Antigens
Peptide & Adjuvant Technologies
Autologous DC Vaccines
Checkpoint Blockade
CAR-Ts
NeoAntigens

Themes of Convergence:

- Antigen selection
  - *Immunogenicity*
  - *Self vs Foreign*
- Antigen delivery
  - *Recognition of Threat*
- Safety
  - Risk-benefit
- Personalized vs. universal

eVLP Platform: enveloped virus-like particles that leverage innate immune signaling to stimulate anti-tumor immunity

eVLP Overview

Customizable constructs that mimic enveloped viruses as they occur in nature:

- Key structural components represented
- Antigens in natural conformation
- No replication machinery
- Naturally processed by dendritic cells



Lipid Bilayer
MLV Gag creates Virus-Like Structure
CD8 T-Cell Antigen
Target Surface Antigen
Potential for additional surface immunotherapy targets

eVLP Features

- ✓ Natively stimulate adaptive and innate immunity
- ✓ Promote uptake by antigen-presenting cells
- ✓ Internal antigen capacity for CD8 targets
- ✓ Surface antigen capacity for CD4 and B cell (antibody) responses
- ✓ Scalable and easy to manufacture @ GMP
- ✓ Safe in clinic



eVLP Optimized for Surface Antigen



eVLP Optimized for Internal Antigen

VBI-1901: Rationally designed therapeutic CMV vaccine for solid tumors

	VBI-1901: Therapeutic CMV for Solid Tumors
Schematic *Virus-like Structure Stimulates Innate Immunity & Promotes Uptake by Antigen Presenting Cells (APCs)*	
Antibody Targets	gB
T-cell Targets	gB (CD4+), pp65 (CD8+)
Target Indication	Treatment of CMV+ glioblastoma, breast cancer, other CMV+ solid tumors
Rationale	Targets both humoral & cellular immunity to promote broad immunity & tumor clearance


200nm

'Foreign' Tumor Associated Viral Antigens (TAVA) are naturally immunogenic

Target	Rationale
CMV-gB	• *Viral fusion protein for APC uptake* • *Major antibody & CD4 T-cell epitopes* • *Stimulates innate immunity*
CMV-pp65	• *Primary CD8 T-cell target* • *Full length overcomes HLA restriction*

Significance of CMV as a Tumor Target

Foreign viral antigens, like CMV, enable immune targeting in "cold" tumors where checkpoints inhibitors have been less successful



Occasional Neoantigen Formation
Typically "Colder" Tumors
Frequent Neoantigen Formation
Typically "Hotter" Tumors
Pilocytic astrocytoma
AML
ALL
Thyroid
Kidney chromophobe
CLL
Medulloblastoma
Neuroblastoma
Glioma low grade
Glioblastoma
Prostate
Ovary
Myeloma
Pancreas
Breast
Kidney papillary
Lymphoma B-cell
Kidney clear cell
Head and neck
Liver
Cervix
Uterus
Bladder
Colorectum
Lung small cell
Esophagus
Stomach
Lung adeno
Lung squamous
Melanoma
Formation of neoantigens
Frequently
Regularly
Occasionally
Somatic mutation prevalence
(number mutations per megabase)
1,000
100
10
1.0
0.1
0.01
Opportunity to target foreign viral tumor antigens in CMV+ tumor types
Checkpoint success dependent on mutation frequency, neoantigens

- Foreign viral tumor antigens are highly immunogenic and inherently 'hot'
- VBI-1901 can drive potent responses against CMV+ tumors where neo-antigens and 'self' tumor-associated antigens have weaker immunogenicity

Note: Image derived from Nature Review Article on "NeoAntigens": Schumacher & Schrieber, Science, April 2015

Broad evidence supports CMV as a cancer immunotherapeutic target

GBM

Body of Evidence Suggests a CMV Vaccine That Can Stimulate DCs & Restimulate CMV-Specific T-cells Has Potential for Clinical Efficacy

- Prins RM (2008) – Autologous, GBM tumor lysate DC vaccine
  - Single imzn. increased CMV pp65-specific $CD8^+$ T cells from 0.2% to 4.4%
- Crough T (2012) – Single patient receiving 4 infusions of autologous CMV-specific T-cells
  - MRI revealed improvement with stable disease reported for 17 months
- Schuessler A (2014) – 10 patients receiving 3-4 infusions of autologous CMV-specific T-cells
  - 10 recurrent GBM pts, 3-4 infusions of autologous CMV-specific T cells
  - Achieved median OS of 403 days and only minor adverse events
- Mitchell DA (2015) – CMV-specific DC vaccine with tetanus pre-conditioning
  - OS (>36.6 months) vs. control cohort with median OS of 18.5 months
  - ***Survival was correlated with increased levels of CCL3***
- Batich K (2017) – CMV-specific DC vaccine with GM-CSF & Temozolomide
  - OS increased (>41.1 months) vs historic control
  - ***Survival correlated to CMV-pp65-specific INF-gamma T-cells***

Other CMV+ Tumors

Broad Support for High CMV Expression, Potential for VBI-1901 Clinical Efficacy

Tumor	References
Neuroblastoma	• Wolmer-Solberg N (2013) Int J Cancer, 133, 2351-61
Medulloblastoma	• Baryawno N(2011) J Clin Invest 121, 4043-4055; • Libard S(2014) PLoS ONE 9, e108861
Breast	• Taher C(2013) J Clin Virol 54, 240; • Harkins LE (2010) Herpesviridae 1, 8
Colorectal	• Wolmer-Solberg, International CMV Conference – April 2017

Duke-led study demonstrates that CMV dendritic cell vaccines can increase pp65 immunity (Batich et al, 2017)

Trial Design

- 11 patients received at least 3 doses of pp65-dentritic cells after dose-intensified temozolomide


A
pp65 Loaded Dendritic Cells + GM-CSF
(Three Doses)
pp65 IFN-γ
SFC/10⁶ PBMC
4,000
3,000
2,000
1,000
30
20
10
0
Pre-vaccine
Post 3rd Dose

Clinical Results

- >3 times longer progression-free survival
- >2 times longer overall survival
- pp65 cellular response increased


B
Percent survival
100
90
80
70
60
50
40
30
20
10
0
DI-TMZ + pp65-DCs
Historical controls
0
10
20
30
40
50
60
70
80
Overall survival
(months from histologic diagnosis)

Relevance for VBI-1901:

- ✓ Builds on body of evidence demonstrating CMV-immunity impacts survival
- ✓ pp65 DC vaccine analogous to eVLP (which are readily taken up by DCs in vivo)
- ✓ VBI-1901 offers potential to build on outcome with "Off-the-shelf" vaccine

VBI-1901 IND-Enabling Data

VBI-1901: Elicits Balanced Cellular & Humoral Immunity

Tumor Clearance by CTLs is Known to be Enhanced by CD4 & Antibody Responses



pp65-specific Th1 cells
CD3+CD4+IFNγ+ (%)
3
2
1
0
VBI-1901
GM-CSF
gB-specific CTLs
CD3+CD8+perforin+ (%)
1.0
0.8
0.6
0.4
0.2
0.0
VBI-1901
GM-CSF
gB-specific antibody response
Antibody Titer (GMT)
10^5
10^4
10^3
10^2
10^1
10^0
VBI-1901
GM-CSF

Naïve mice (n= 4 or 8/group) were immunized subcutaneously at 0 and 4 weeks, and splenocytes harvested 10 days later. Splenocytes from the above groups were stimulated with recombinant CMV gB or pp65 antigens; responses against empty eVLPs were subtracted from all responses. The endpoint titer (EPT) is based on the highest dilution of sera reactive with recombinant gB protein in ELISA with an O.D. of 0.1 or greater.

VBI-1901: Potential "Off-the-Shelf" Dendritic Cell Vaccine

VBI-1901 Recruits (CCL3) and Activates (IL-8) Dendritic Cells


CCL3
Secretion (pg/ml)
80
60
40
20
0
0
50
100
150
200
Dose (µg)
CCL3: gB/pp65 eVLPs
CCL3: Human serum albumin


IL-8
Secretion (pg/ml)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Dose (µg)
gB/pp65 eVLPs
Human serum albumin

- Immature DCs generated by culture of MUTZ-3 myeloid cell line for 6 days in GM-CSF
- DCs exposed to eVLPs or control recombinant protein (human serum albumin) for 48 hours
- Induction of proinflammatory IL-8 cytokine and CCL3 chemokine determined by CBA assay with comparable results in repeat independent assays (n=3)

VBI-1901: Stimulates Innate Immunity

eVLP particles stimulate IL-8 (independent of antigen)

Inclusion of gB/pp65 antigens stimulates additional pro-inflammatory cytokines

Note: Human monocytes were purified by negative selection to >90% purity and stimulated with increasing concentrations of eVLPs. Cytokines were measured by CBA.


IL-8-Monocytes
IL-8 (pg/mL)
100000
80000
60000
40000
20000
0
12.37
24.73
37.1
49.46
TP (μg/mL)
Gag
gB/pp65


IL-6-Monocytes
IL-6 (pg/mL)
10000
8000
6000
4000
2000
0
12.37
24.73
37.1
49.46
TP (μg/mL)


IL-1b-Monocytes
IL-1β (pg/mL)
5000
4000
3000
2000
1000
0
12.37
24.73
37.1
49.46
TP (μg/mL)


TNF-Monocytes
TNF (pg/mL)
150
100
50
0
12.37
24.73
37.1
49.46
TP (μg/mL)
Gag
gB/pp65

VBI-1901: Stimulates Innate Immunity

Antigen specific upregulation of pro-inflammatory cytokines is driven by CMV-gB



Cytokine Secretion (pg/ml)
10^5
10^4
10^3
10^2
10^1
46%
83%
82%
71%
IL-8
IL-6
IL-1β
TNF-α
gB/pp65 eVLPs
gB/pp65 eVLPs + anti-gB mAb

gB Monoclonal Can Neutralize Stimulation of Innate Cytokine Profile

VBI-1901: Re-stimulates CMV-specific Immunity in Human *Ex Vivo* Samples

Restimulation of CD4+ & CD8+ T-cells in *Ex Vivo* Human Samples

Stimulation of CCL3 in CMV+ Tumors – Correlated to >O.S. by Mitchell et al (2015)



CD4+IFN-γ+
Frequency of Response (%)
1.0
0.8
0.6
0.4
0.2
0.0
VBI-1901
Recombinant gB+pp65
CD8+IFN-γ+
2.5
2.0
1.5
1.0
0.5
0.0
VBI-1901
Recombinant gB+pp65
CCL3 Secretion (pg/ml)
10^5
10^4
10^3
10^2
10^1
CMV+ Healthy
GBM
Medulloblastoma
Breast

- VBI-1901 stimulates key biomarkers of effective CMV-specific anti-tumor immunity
- Delivery of CMV pp65 & gB in eVLP enhances potency relative to recombinant protein

VBI-1901: Boosts CMV pp65-specific IFN-γ T cell Responses in Macaques

Batich et al (2017) Observed CD8 T-cell Immunity after 3-doses & Improved Overall Survival

VBI-1901 Restimulates CD8 Immunity in CMV+ Monkeys – Basis for Clinical Evaluation



VBI-1901 + GM-CSF (Two Doses)
IFN-γ-secreting T cells (spots/10⁶ cells)
250
200
150
100
50
0
Pre-vaccine
Post 2nd Dose

VBI: CMV+ Rhesus macaque-matched CMV pp65 ELISPOTS before and after 2 vaccinations with VBI-1901 + GM-CSF. ELISPOT tested for IFN-γ using overlapping pp65 peptide pools.

VBI-1901: Overview of CMC Process

Process optimized to preserve particle integrity & meet FDA standards

- **Clarification** (Depth filtration)
- **Concentrate particles** (Tangential flow filtration)
- **Inactivate residual host DNA and adventicious virus** (Benzonase/βPL Tx & diafiltration)
- **Wash and Concentrate** (Diafiltration & ultracentrifugation)
- **Sterilize (filter)**

Assay Description	Test Result
Residual host cell DNA (quantitative PCR)	1.4 ng/µg pp65
Residual host cell protein (ELISA)	4 ng/µg pp65
Particle count (nsEM)	$5.3x10^{10}$/ml

VBI-1901: IND Enabling Tox & Safety

- Standard Toxicology
  - ✓ No adverse events seen with VBI-1901
  - ✓ eVLPs already safely evaluated in Ph I
- Biodistribution Study
  - ✓ Vaccine observed at injection site for up to 14 days (depot effect)
  - ✓ No accumulation in major organs
- Off-target Toxicology
  - ✓ Available literature satisfied FDA that off-target CMV toxicity was unlikely (given predominance of CMV in tumor vs healthy tissue and history of clinical safety)


Site of injection
Prescan
0.5hr
1hr
24hr
48hr
168hr
336hr


Brain
Heart
Lungs
Liver
Pancreas
Site of injection
Spleen
Kidneys
m2-336hr
m3-336hr
m4-336hr

VBI's prophylactic CMV vaccine (similar design to 1901) achieved dose-dependent immune responses against CMV (interim Ph1 data)

After only two vaccinations @ 2.0ug, 100% of subjects seroconvert - Exceptionally immunogenic vaccine platform

- Seroconversion* in 100% of subjects
- eVLPs highly immunogenic platform: 2.0ug dose is 10 - 50X lower than recently approved & late-stage VLP products
- Adjuvant (alum) enhances immunogenicity



GMT
100000
10000
1000
Placebo
VBI-1501A (0.5µg gB)
VBI-1501A (1µg gB)
VBI-1501A (2µg gB)
VBI-1501 (1µg gB)

*Seroconversion defined as 4x-fold above baseline titer (industry convention)

Opportunity & Clinical Development Plan

Initial Clinical Development of VBI-1901 Will Focus on GBM – A Profound Unmet Medical Need

- ✓ GBM is the most aggressive form of brain cancer
- ✓ No standard of care options after initial surgery/radiation/chemotherapy
- ✓ Invasive primary tumor margins and secondary tumors are interspersed among healthy glial tissue and cannot be safely operated on
- ✓ Estimated incidence varies by country
  - ✓ US: 3.2/100,000[1]
  - ✓ France: 4.96/100,000[2]
  - ✓ UK: 3.43/100,000[3]
- ✓ 42.4% survive 6 months
- ✓ ~90% of patients will experience recurrent GBM[4]

1. Ostrum et al, CBTRUS Statistical Report: Primary Brain and Other Central Nervous System Tumors Diagnosed in the United States in 2009–2013 – Available at: https://doi.org/10.1093/neuonc/now207
2. Baldi (2010): http://www.ncbi.nlm.nih.gov/pubmed/20869733
3. www.ncin.org.uk/view?rid=2662
4. GBI Research: Glioblastoma Multiforme Therapeutics in Major Developed Markets to 2020

VBI-1901 Comparison to Recent Clinical IO Advances in GBM

Breadth of Reactivity may be an Important Parameter for Efficacy

Company/Inst.	Approach	Key Finding	Take-Away
Novartis – CTL019	EGFRvIII specific CAR-T	EGFRvIII CAR-T can traffic to brain and exert anti-tumor effect, tumor selected to escape	Targeting multiple epitopes & proteins may be required
BMS – Checkmate 143 Merck – Keynote 028	PD1, PDL1	Opdivo-alone not sufficient. Keytruda trial ongoing	Few neo-antigens typical of GBM may limit efficacy
Duke – Batich (et al)	pp65 loaded autologous DCs	Improved overall survival to 41 months with high-dose TMZ	Multi-epitope approach can lead to improved survival
VBI Vaccines	Off-the-shelf gB & pp65 eVLP that targets DCs	***Clinical Study Thesis:*** Multiple full length proteins covering the major CD8, CD4 and ADCC epitopes, presented by virus like particle will stimulate broad immunity with an off-the-shelf approach	

VBI-1901: Potential 'Off-the-Shelf' Vaccine for CMV+ Solid Tumors

Off-The-Shelf Design	• Leverages inherent immunogenicity of CMV to target CMV-positive tumors • Easily manufactured and scalable
Broad Potential in CMV+ Tumors	• CMV is expressed in over 90% of Glioblastoma (GBM), Breast, Colorectal & other solid tumors • High unmet need in ~18,000 recurrent GBM patients
Strong Preclinical Data Package	• Restimulation of CD4 and CD8 T-cell responses in CMV+ human subjects *ex vivo* & in CMV+ Rhesus Macaques • Demonstrated safety and tolerability, ready for the clinic
Clinical Rationale	• Existing CMV-targeting dendritic cell vaccines have achieved a > 2X increase in overall survival in glioblastoma • VBI's prophylactic CMV vaccine (also using eVLPs) was well-tolerated and immunogenic after just two of three scheduled doses (interim Ph1 data)
Milestones	• VBI Vaccines has an accepted IND for VBI-1901 • Clinical studies in recurrent GBM are expected to begin H2 2017

VBI Vaccines, Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031

info@vbivaccines.com